UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

AVISTA CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

You invested in AVISTA CORP. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 14, 2026.

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

 *Please check the meeting materials for any special requirements for meeting attendance.

V2.1

 Vote at www.ProxyVote.com   Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT	SHARE CLASSES REPRESENTED FOR VOTING
	THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
	THE COMPANY NAME INC. - CLASS A	123456789.1234
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.	THE COMPANY NAME INC. - CLASS B	123456789.1234
	THE COMPANY NAME INC. - CLASS C	123456789.1234
	THE COMPANY NAME INC. - CLASS D	123456789.1234
	THE COMPANY NAME INC. - CLASS E	123456789.1234
	THE COMPANY NAME INC. - CLASS F	123456789.1234
	THE COMPANY NAME INC. - 401 K	123456789.1234

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	Julie A. Bentz	For

1b.	Donald C. Burke	For

1c.	Kevin B. Jacobsen	For

1d.	Rebecca A. Klein	For

1e.	Sena M. Kwawu	For

1f.	Scott H. Maw	For

1g.	Scott L. Morris	For

1h.	Jeffry L. Philipps	For

1i.	Heather L. Rosentrater	For

1j.	Heidi B. Stanley	For

1k.	Janet D. Widmann	For

2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026.	For

3.	Advisory (non-binding) vote on executive compensation.	For

4.	Amendment of the Company’s Restated Articles of Incorporation to reduce the shareholder approval requirement for specified matters from 80% of the total number of shares of common stock outstanding to a majority of such shares outstanding.	For

NOTE: The proxies will have discretionary authority to transact such other business as may come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

1.00000
322,224
QAARV2-P12345	148,294
CLT ID